JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common stock of L2 Medical Development Company beneficially owned by each of them. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 16th day of September, 2013.

SAIL Venture Partners, LLC

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II
Title:	Managing Partner

F. HENRY HABICHT ii

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II

WALTER l. SCHINDLER

By:	/s/ Walter L. Schindler
Name:	Walter L. Schindler

MICHAEL J. HAMMONS

By:	/s/ Michael J. Hammons
Name:	Michael J. Hammons

Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common stock of L2 Medical Development Company beneficially owned by each of them. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 16th day of September, 2013.

SAIL Venture Management, LLC

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II
Title:	Managing Partner

F. HENRY HABICHT ii

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II

WALTER L. SCHINDLER

By:	/s/ Walter L. Schindler
Name:	Walter L. Schindler

MICHAEL J. HAMMONS

By:	/s/ Michael J. Hammons
Name:	Michael J. Hammons

Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common stock of L2 Medical Development Company beneficially owned by each of them. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 16th day of September, 2013.

SAIL Venture Partners II, LLC

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II
Title:	Managing Partner

F. HENRY HABICHT ii

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II

WALTER L. SCHINDLER

By:	/s/ Walter L. Schindler
Name:	Walter L. Schindler

MICHAEL J. HAMMONS

By:	/s/ Michael J. Hammons
Name:	Michael J. Hammons

Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common stock of L2 Medical Development Company beneficially owned by each of them. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 16th day of September, 2013.

SAIL Venture Partners II, LP

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II
Title:	Managing Partner

F. HENRY HABICHT ii

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II

WALTER L. SCHINDLER

By:	/s/ Walter L. Schindler
Name:	Walter L. Schindler

MICHAEL J. HAMMONS

By:	/s/ Michael J. Hammons
Name:	Michael J. Hammons

Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common stock of L2 Medical Development Company beneficially owned by each of them. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 16th day of September, 2013.

SAIL Co-Investment Partners Cayman, LP

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II
Title:	Managing Partner

F. HENRY HABICHT ii

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II

WALTER L. SCHINDLER

By:	/s/ Walter L. Schindler
Name:	Walter L. Schindler

MICHAEL J. HAMMONS
By:	/s/ Michael J. Hammons
Name:	Michael J. Hammons

Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common stock of L2 Medical Development Company beneficially owned by each of them. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 16th day of September, 2013.

SAIL Holdings II, LLC

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II
Title:	Managing Partner

F. HENRY HABICHT ii

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II

WALTER L. SCHINDLER

By:	/s/ Walter L. Schindler
Name:	Walter L. Schindler

MICHAEL J. HAMMONS
By:	/s/ Michael J. Hammons
Name:	Michael J. Hammons

Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common stock of L2 Medical Development Company beneficially owned by each of them. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 16th day of September, 2013.

SAIL Cayman Adolfo Management, LLC

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II
Title:	Managing Partner

F. HENRY HABICHT ii

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II

WALTER L. SCHINDLER

By:	/s/ Walter L. Schindler
Name:	Walter L. Schindler

MICHAEL J. HAMMONS
By:	/s/ Michael J. Hammons
Name:	Michael J. Hammons

Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common stock of L2 Medical Development Company beneficially owned by each of them. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 16th day of September, 2013.

SAIL Capital Management, LLC

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II
Title:	Managing Partner

F. HENRY HABICHT ii

By:	/s/ F. Henry Habicht II
Name:	F. Henry Habicht II

WALTER L. SCHINDLER

By:	/s/ Walter L. Schindler
Name:	Walter L. Schindler

MICHAEL J. HAMMONS
By:	/s/ Michael J. Hammons
Name:	Michael J. Hammons